Exhibit 10.25
ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), is made and entered into on August 1, 2024 (the “Effective Date”), by and between Ferguson (Jersey) Limited, a company incorporated in Jersey with registered number 128484, whose registered office is at 13 Castle Street, St. Helier, Jersey JE1 1ES, Channel Islands (formerly Ferguson plc, the “Assignor”) and Ferguson Enterprises Inc., a Delaware corporation (the “Assignee”).
WHEREAS, reference is made to that certain Receivables Purchase Agreement, dated as of July 31, 2013 (as previously amended, amended and restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”) by and among Ferguson Receivables, LLC, as Seller, Ferguson Enterprises, LLC, as Servicer and Originator, the Originators party thereto from time to time, the “Conduit Purchasers” listed on Schedule I thereto from time to time, the “Committed Purchasers” listed on Schedule I thereto from time to time, the “LC Banks” listed on Schedule III thereto from time to time, the “Facility Agents” listed on Schedule I thereto from time to time, Royal Bank of Canada, as Administrative Agent, and the Assignor, as the Parent. The Assignor wishes to assign all of its rights, title and interests in the Receivables Purchase Agreement, and the Assignee has agreed to assume all of Assignor’s duties and obligations thereunder.
NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Receivables Purchase Agreement.
2. Assignment and Assumption. Upon the terms of this Agreement, as of the Effective Date, the Assignor hereby assigns, transfers, conveys and delivers to the Assignee all of the Assignor’s rights, title and interest in and to the Receivables Purchase Agreement. Assignee hereby accepts such assignment and assumes all of Assignor’s duties and obligations under the Receivables Purchase Agreement, including, without limitation, agreement to the confidentiality provisions set forth in Section 11.19 of the Receivables Purchase Agreement, and agrees to pay, perform and discharge, as and when due, all of the obligations of the Assignor under the Receivables Purchase Agreement accruing on and after the Effective Date.
3. Covenant to Notify. The Assignor shall promptly notify the Assignee, and the Assignee shall promptly notify the Assignor, of any notice or communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated hereby, or of any notice or communication from any governmental or regulatory authority in connection with the transactions contemplated hereby.
4. Terms of the Receivables Purchase Agreement. Nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, reduce, enlarge or in any way affect the provisions, including representations, warranties, covenants, agreements, conditions or, in general, any of the rights and remedies, and any of the obligations, set forth in the Receivables Purchase Agreement. To the extent that any provision of this Agreement conflicts or is inconsistent with the terms of the Receivables Purchase Agreement, the Receivables Purchase Agreement shall govern.

5. Condition to Effectiveness. The assignment and assumption set forth in Section 2 of this Agreement shall become effective upon the execution of that certain Consent Agreement, dated as of the date hereof, by and among the Assignor, the Assignee, the Administrative Agent and the Facility Agents party thereto.
6. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CHOICE OF LAWS PRINCIPLES THEREOF). Each party hereto hereby submits to the nonexclusive jurisdiction of the federal courts for the Southern District of New York for the purpose of adjudicating any claim or controversy arising in connection with any of the Transaction Documents or any of the transactions contemplated thereby, and for such purpose, to the extent they may lawfully do so, waive any objection which each may now or hereafter have to such jurisdiction or to venue therein and any claim of inconvenient forum with respect thereto.
7. Miscellaneous.
(a) Neither this Agreement nor any rights hereunder may be assigned by either of the parties hereto without the prior written consent of the Facility Agents.
(b) Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors, heirs, representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
(c) The section headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
(d) The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
(e) This Agreement constitutes the entire agreement of the parties and no party shall be liable or bound to another party in any manner by any warranties, representations or covenants, except as specifically set forth in the Receivables Purchase Agreement and herein.
(f) From time to time after the execution of this Agreement, each party hereto shall, without additional consideration, execute and deliver such further instruments and take such other action as may be reasonably requested by the other party hereto in order to carry out the purposes and intent of this Agreement.
(g) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of an executed signature page of this Agreement by emailed pdf, facsimile transmission or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The parties acknowledge and agree that they may execute this Agreement and any variation or amendment to the same, by electronic instrument. The parties agree that the electronic signatures appearing on the document shall have the same effect as handwritten signatures and the use of an electronic signature on this Agreement shall have the same validity and legal effect as the use of a signature affixed by hand (to the extent permitted by applicable law) and is made with the intention of authenticating this Agreement, applicable and evidencing the parties’ intention to be bound by the terms and conditions contained herein and therein. For the purposes of using an electronic signature, the parties authorize each other to the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

FERGUSON (JERSEY) LIMITED

By: /s/ Shaun McElhannon
Name: Shaun McElhannon
Title: Authorized Signatory

FERGUSON ENTERPRISES INC.

By: /s/ Shaun McElhannon
Name: Shaun McElhannon
Title: Treasurer

[Signature Page to Assignment and Assumption Agreement]